Commitments and Contingencies	6 Months Ended
Jun. 30, 2025
Commitments and Contingencies [Abstract]
Commitments and Contingencies
8.	Commitments and Contingencies:

On April 11, 2025 the Company entered into an SPA for the purchase of the Newbuilding Yacht with Mr. Evangelos J. Pistiolis and as a result of this transaction the Company has remaining contractual commitments as of June 30, 2025, that are non-recourse to the Company, totaling Euro 39,000 or $45,735 (Euro 3,500 or $4,104 payable in 2025, Euro 18,000 or $21,109 payable in 2026 and Euro 17,500 or $20,522 payable in 2027).

Furthermore, as of the SPA’s Closing Date and pursuant to the Newbuilding Yacht SPA, the Company has additional contractual obligations to the Seller of the Newbuilding Yacht amounting to $13,654, up to December 31, 2026, with installments to be paid on the Company’s option, subject to certain triggering events. (see Note 1).